UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

ODYSIGHT.AI INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188920	47-4257143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 7A and 3B, Industrial Park P.O. Box 3030, Omer, Israel	8496500
(Address of principal executive offices)	(Zip Code)

+972 73 370-4690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information regarding the Indemnification Agreement (as hereinafter defined) set forth in Item 5.02 below is incorporated in this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2025, the Board of Directors of Odysight.ai Inc. (the “Company”) approved a revised form of director and officer indemnification agreement (the “Indemnification Agreement”) and the Company entered into Indemnification Agreements with each of its current directors and officers (and expects to use such form with future directors and officers) (each, an “Indemnitee” and, collectively, the “Indemnitees”). The new form Indemnification Agreement supersedes the Company’s previous form of indemnification agreement.

The Indemnification Agreement updates and supplements the indemnification rights and obligations of the Indemnitee and Company already included in the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. Under the terms of the Indemnification Agreement, subject to certain exceptions specified in the Indemnification Agreement, the Company will indemnify the Indemnitee to the fullest extent permitted by Nevada law in the event the Indemnitee becomes subject to or a participant in certain claims or proceedings as a result of the Indemnitee’s service as a director or officer. The Company will also, subject to certain exceptions and repayment conditions, advance to the Indemnitee specified indemnifiable expenses incurred in connection with such claims or proceedings.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSIGHT.AI INC.

Date: January 27, 2025	By:	/s/ Einav Brenner
	Name:	Einav Brenner
	Title:	Chief Financial Officer